UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 Or 15 (d) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event Reported): July 12, 2005

House of Taylor Jewelry, Inc.

(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	0-25377 (Commission File Number)	33-0805583 (IRS employer identification no.)
9200 Sunset Blvd. Suite 425 West Hollywood, California	90069
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(310) 860-2660

Nurescell Inc.

914 Westwood Boulevard, Suite 809, Los Angeles, California 90024

(Registrant’s former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01   Other Events

On July 11, 2005, House of Taylor Jewelry, Inc. issued a press release announcing the entering into a Fulfillments Agreement with Baguette World.  Under this Agreement, Baguette World will perform various services for and on behalf of House of Taylor Jewelry.  These services include manufacturing branded jewelry, receiving branded products from other contracted manufacturers, warehousing and inspecting all goods received, shipping, billing and collecting receivables.

Item 9.01    Financial Statements and Exhibits.

 (c) Exhibits

Exhibit No.	Description
10.16	House of Taylor Jewelry/Baguette World Fulfillments Agreement
99.1	Press Release dated July 11, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2005	House of Taylor Jewelry, Inc. (Registrant)
/s/ Jack Abramov
Jack Abramov President and Chief Executive Officer

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